Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events
Subsequent Events

Note 22 – Subsequent Events

Share Consolidation

On February 24, 2022, the Company’s Board approved a share consolidation of the Company’s common shares at the ratio of one-for-ten reverse split with the effective date of February 25, 2022. The objective of the share consolidation is to enable the company to regain compliance with NASDAQ Marketplace Rule 5550(a)(2) and maintain its listing on Nasdaq.

As a result of the share consolidation, each 10 common shares outstanding automatically combines and converts to one issued and outstanding common share without any action on the part of the shareholder. The share consolidation reduces the number of common shares issued and outstanding from 63,994,606 to 6,399,460. The authorized number of common shares will be reduced by the same one-for-ten ratio from 600 million to 60 million.

Public Offering

On March 18, 2022, the Company closed a public offering of 20,000,000 common shares and prefunded warrants to purchase common shares at a price of $0.50 per common share (the “Offering”). The gross proceeds to the Company were approximately $10.0 million, before deducting underwriting discounts and commissions and other estimated expenses payable by the Company. In addition, the Company granted the underwriters a 45-day option to purchase an additional 15% of common shares at the public offering price to cover over-allotments, if any (the “Over-allotment Option”). On March 22, 2022, the underwriter of the Offering had exercised its Over-allotment Option to purchase an additional 2,880,000 common shares at a price of $0.50 per common share. Total gross proceeds to the Company from the Offering, including the proceeds received from the prior closing and the exercise of the Over-allotment Option, were approximately $11.4 million, before deducting underwriting discounts, commissions, and other offering expenses payable by the Company.

NASDAQ Notice

On April 28, 2022 and May 18, 2022, the Company received notification letters (the “Notice”) from NASDAQ advising the Company that for 30 consecutive business days preceding the date of the Notice, the bid price of the Company’s common shares had closed below the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to the Minimum Bid Price Rule. The Company was provided until November 14, 2022 to regain compliance with the Minimum Bid Price Rule.

Incorporation of New Entity

On May 19, 2022, the Company formed a wholly-owned subsidiary, EPakia Inc. (“EPakia”), under the laws of the State of Delaware. Based in the Mid-Atlantic region of the United States, EPakia will be primarily focused on developing biodegradable packaging business in the United States and the international markets.